Income taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
19.	Income taxes

       Income (loss) before income taxes comprises the following:

	Year ended December 31,
(in thousands of U.S. dollars)	2012	2013	2014

France	(15,755)	(3,889)	(392)
United States	6,286	(53,864)	(89,939)
Total	$(9,469)	$(57,753)	$(90,331)

A reconciliation of income tax benefit (provision) computed at the French statutory rate (33.33%) and the US statutory rate (40%) to the income tax benefit is as follows:

	Year ended December 31,
(in thousands of U.S. dollars)	2012	2013	2014

Income tax benefit (provision) computed at the statutory rate (US & France)	2,737	22,842	36,106
Deferred Tax Allowance	(5,251)	(1,930)	(10,973)
Business Tax	(59)	(76)	(1,400)
Non Taxable remeasurement of fair value accounting of earn out	7,303	(9,592)	(22,326)
Total	$4,729	$11,244	$1,407

License fees, milestone and royalties payments may be subject to a withholding tax depending on the tax rules of the country in which the licensee is located. In December 2009, with effect from January 1, 2010 the French authorities abolished the previous business tax and introduced the "Contribution Economique Territoriale" comprised of two components. One of these components is based upon a measure of income and therefore results in income tax accounting. For the year ended December 31, 2012, 2013 and December 31, 2014 the amount of this component was $29,000, $76,000 and $1,400,000 respectively. The increase in business tax for the year ended December 31, 2014 is due to the taxable income generated from French based operations following the divestiture of the Pessac Facility and income generated from the sale of intellectual property to the Irish operations.

Significant components of the Company's deferred taxes consist of the following:

	December 31,
(In thousands of U.S. dollars)	2012	2013	2014

Deferred income tax assets:
Net taxable operating loss carry-forwards (not utilized)	65,657	81,769	66,167
Other deferred income tax assets	3,656	1,898	1,052
Valuation allowance	(64,356)	(69,940)	(57,980)
Net deferred income tax assets	4,957	13,728	9,238
Deferred income tax liabilities	(19,086)	(16,534)	(9,238)
Deferred income taxes, net	(14,130)	(2,806)	-

The Company has provided valuation allowances covering 100% of net deferred tax assets generated from its activities in France and US due to the Company's history of losses. As of December 31, 2012 and 2013, deferred tax assets have been recognized on losses from US operations to the extent of the deferred tax liabilities.

As of December 31, 2014, the Company had $142.2 million in French net operating losses carry-forwards. Annual utilization is normally limited to €1,000,000 plus fifty per cent (50%) of any taxable income in excess of this threshold. The net operating losses carry-forwards are forfeited on substantial change in operations. Substantial change in operations occurs when the following criteria are met:

•	Reduction of more than fifty per cent (50%) in revenues from one fiscal year to another,

•	Reduction of more than fifty per cent (50%) in the average employees employed or in the gross book value of assets from one fiscal year to another.

Following the divestiture of the Pessac Facility the above criteria were met for the French operations. However, the Company filed a request with the French tax administration in November 2014, in accordance with French tax legislation, to limit the forfeiture of the net operating losses carry-forwards to those pertaining to the Pessac Facility and to maintain the net operating losses carry-forwards pertaining to the R&D operations that remain in the French operations. The request was filed on the basis that the divestiture was part of a strategic shift in the Company operations to maintain the operations and employment related to the R&D operations in France and with an objective of becoming profitable. The Company expects to receive a response from the French tax administration in the next twelve months. The ability for the Company to carry forward net operating losses from French operations is deemed uncertain.

As of December 31, 2014, the Company had $46.9 million in US net operating losses carry-forwards which expire from 2030 to 2032, for which utilization of pre-acquisition tax losses of $4.9 million is limited to $1.8 million per year.

The decrease in available net operating losses carry-forwards in 2014 is due to taxable income from French operations in 2014 of $69.3 million, on which $35.3 million net operating losses have been utilized, offset by an increase in net operating losses from US operations of $10.2 million.

The French government provides tax credits to companies for spending on innovative R&D. These credits are recorded as an offset of R&D expenses (see note 5) and are credited against income taxes payable in each of the four years after being incurred or, if not so utilized, are recoverable in cash. As of December 31, 2014, Flamel had total net income tax payable of $7.6 million reflecting income tax payable of $11.7 million, offset by a research tax credit of $5.5 million and business tax payable of $1.5 million. The income tax will be paid in May 2015.

On December 16, 2014, Flamel transferred all of its intangible property from its French entity to its Irish-based entity as a part of a global reorganization. The intangible property includes patents on drug delivery platforms, clinical data sets and other intangible assets related to the pipeline of proprietary products in development. As of December 31, 2014, and as a result of the intra-entity transaction, an income tax expense has been deferred for $14.1 million, of which $1.0 million is classified as prepaid expenses and $13.1 million as a long term asset. The deferred tax expense will be amortized over the tax life of the asset which is 14.3 years, at a rate of 7% per year and result in tax relief of $9.7 million from 2015 to 2029. No deferred tax asset has been recognized on this intra-entity transaction.

As of December 31, 2014, Flamel had a research tax receivable of $5.9 million from the tax credit generated in 2011. In 2012, the Company obtained an advance from OSEO, a governmental agency supporting innovation, secured against the Research tax credit generated in fiscal year 2011(see Note 15.1). Generally, if these credits are not applied against future income taxes, they will be received as cash payments in the fourth year after the credit is earned.

The scheduled payments are shown in the following table:

(In thousands of U.S. dollars)	December 31,
2015	5,930
Total current portion	5,930